                                                                   EXHIBIT 10.39

                      LETTER AMENDMENT AND CONSENT NO. 8
                             TO THE LOAN DOCUMENTS

                                    Dated as of August 15, 2001

To the banks, financial institutions
  and other institutional lenders
  (collectively, the "Lenders") parties
  to the Credit Agreement referred to
  below, to Citicorp USA, Inc., as administrative agent (the "Administrative Agent") for such Lenders and the other Secured Parties referred to therein, and to Salomon Smith Barney (formerly known as Citicorp
  Securities, Inc.), Chase Securities, Inc. and BankBoston, N.A.
  as Co-Arrangers for the Facilities referred to therein.

Ladies and Gentlemen:

          We refer to (i) the Second Amended and Restated Credit Agreement dated as of October 28, 1997 (as amended by Letter Amendment No. 1 dated as of November 18, 1997, Letter Amendment No. 2 dated as of April 16, 1998, Amendment and Waiver No. 3 to the Loan Documents dated as of June 29, 1998, Amendment and Waiver No. 4 to the Loan Documents ("Amendment No. 4") dated as of May 26, 1999, Amendment and Waiver No. 5 to the Loan Documents dated as of October 26, 1999, Letter Amendment No. 6 dated as of October 26, 1999 and Letter Amendment and Consent No. 7 dated as of July 20, 2001 the "Credit Agreement") among FCN Holding, Inc., a Delaware corporation ("FCN Holding"), International Family Entertainment, Inc., a Delaware corporation ("IFE"), Saban Entertainment, Inc., a Delaware corporation ("Saban"), Fox Family Properties, Inc., a Delaware corporation ("Fox Properties"), Fox Family Management, LLC, a Delaware limited liability company ("Fox Management" and, together with FCN Holding, IFE, Saban and Fox Properties, the "Borrowers"), Fox Kids Holdings, LLC, a Delaware limited liability company ("Holdings"), as Guarantor, and you, and (ii) the Fox Kids Guarantee dated October 28, 1997 made by Fox Kids in favor of the Secured Parties referred to therein. Capitalized terms not otherwise defined in this Letter Amendment and Consent No. 8 to the Loan Documents (this "Letter Amendment") have the same meanings as specified in the Credit Agreement or the Fox Kids Guarantee, as applicable.

          We intend to restructure certain indebtedness of Fox Kids and its Subsidiaries as follows: (i) TV 10 Holdings, LLC ("TV 10") will assign its obligations under the $20 million promissory note (the "IFE Note"), originally issued by Fox Family Worldwide, Inc. ("FFWW") to IFE and subsequently assumed by TV 10, to Fox Kids Europe Holdings, Inc. ("FKEH") and (ii) TV 10 will assign its rights under the $20 million subordinated promissory note (the "Holdings Note"), originally issued by FFWW in favor of TV 10, to FKEH. Following the assignment of the IFE Note and the Holdings Note to FKEH, TV 10 will be liquidated (the "Liquidation"). The assignment of the IFE Note and the Holdings Note and the Liquidation are hereinafter referred to as the "Transaction".

          We hereby request that the Lenders consent to the consummation of the Transaction and agree to amend (i) the definition of Consolidated EBITDA set forth in Section 1.01 of the Credit Agreement, (ii) the Fixed Charge Coverage Ratio and Interest Coverage Ratio covenants set forth in Sections 5.04 (b) and
(c), respectively, of the Credit Agreement, and (iii) Section 8(f) of the Fox Kids Guarantee to permit Fox Kids to amend its Certificate of Incorporation as hereinafter set forth.

          You have indicated your willingness, on the terms and conditions set forth below, to so agree. Accordingly, it is hereby agreed by you and us as follows:

          (a)  Consent.  Notwithstanding anything to the contrary set forth in
               -------
     Sections 5.01(e), 5.01(j), 5.02(d) and 5.02(e)(xii)(1) and (3) of the
     Credit Agreement, we hereby consent to the consummation of the Transaction; provided that:

               (i) the Administrative Agent shall have received a certificate of a Responsible Officer of Saban referred to in Section 5.02(e)(xii)(3) of the Credit Agreement (except with respect to the applicability of clause
     (1) of Section 5.02(e)(xii)) with respect to the Holdings Note certifying as to the absence of a Default before and after giving pro forma effect to the Investment and compliance with the financial covenants set forth in
     Section 5.04 after giving pro forma effect to the Investment;

               (ii) the IFE Note and the Holdings Note shall be pledged as Collateral under the terms of the Pledge and Assignment Agreement to the Administrative Agent on behalf of the Secured Parties; and

               (iii) the Administrative Agent shall have received the executed IFE Note, together with a duly executed instrument of transfer in blank, each in form and substance reasonably satisfactory to the Administrative Agent.

          (b)  Amendments to the Credit Agreement.  Upon the occurrence of the
               ----------------------------------
     Amendment Effective Date, the Credit Agreement shall be amended as of June 30, 2001 as follows:

               (i)    The definition of Consolidated EBITDA contained in Section
     1.01 of the Credit Agreement is hereby amended by deleting the "and (v)" contained therein and substituting in lieu thereof ", (v) all non-cash charges taken in accordance with GAAP for such period attributable to the difference between the fair market value of the capital stock of Fox Kids and the exercise price of stock options for shares of capital stock of Fox Kids granted or previously granted to employees of Fox Kids, and (vi)".

               (ii) Section 5.04(b) of the Credit Agreement is amended by deleting the table therein and replacing it with the following table:

               "Measurement Period
                    Ending In                         Ratio
               ----------------------                 -----

               June 2001                              1.00:1
               September 2001                         1.00:1
               December 2001                          1.00:1

               March 2002                             1.00:1
               June 2002 and thereafter               1.10:1"


               (iii) Section 5.04 (c) of the Credit Agreement is amended by deleting the table therein and replacing it with the following table:

               "Measurement Period
                    Ending In                         Ratio
               ----------------------                 -----

               June 2001                              2.25:1
               September 2001                         2.25:1
               December 2001                          2.25:1

               March 2002                             2.25:1
               June 2002 and thereafter               3.00:1"

     (c)       Amendment to Fox Kids Guarantee. Upon the occurrence of the
               -------------------------------
Amendment Effective Date, Section 8(f) of the Fox Kids Guarantee shall be amended to amend clause (i) therein to delete the word "and" immediately prior to subclause (C) and substituting in lieu thereof "," and add a new subclause
(D) immediately prior to clause (ii) to read as follows:

        " (D) remove the restriction on the transferability of class B common stock, and"

         This Letter Amendment shall become effective as of the first date (the "Amendment Effective Date") on which each of the following conditions precedent shall have been satisfied:

         (a) The Administrative Agent shall have received counterparts of this Letter Amendment executed by the Borrowers, Fox Kids, Holdings, and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Letter Amendment, and the consent attached hereto executed by each Loan Party (other than the Borrowers and Holdings).

         (b) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the date first above written and the Amendment Effective Date, after giving effect to this Letter Amendment, as though made on and as of such date (except (A) for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective

          Date, in which case as of such specific date and (B) that the Consolidated financial statements of each of the Borrowers and its Subsidiaries and Fox Kids and its Subsidiaries referred to in Sections 4.01(f), 4.01(g), 4.01(h) and 4.01(i) of the Credit Agreement, respectively, shall be deemed to refer to the Consolidated financial statements of each such Borrower and its Subsidiaries and Fox Kids and its Subsidiaries most recently delivered to the Administrative Agent and the Lenders pursuant to Sections 5.03(b) and 5.03(c) of the Credit Agreement and Sections 7(i)(i) and 7(i)(ii) of the Fox Kids Guarantee, respectively, on or prior to the effective date hereof and (C) that the forecasted Consolidated financial statements of Fox Kids and its Subsidiaries referred to in Section 4.01(j) of the Credit Agreement shall be deemed to refer to the forecasted Consolidated financial statements of Fox Kids and its Subsidiaries most recently delivered to the Administrative Agent and the Lenders prior to the effective date hereof).

               (c) After giving effect to this Letter Amendment, no event shall have occurred and be continuing, or shall result from the effectiveness of this Letter Amendment that constitutes a Default.

               (d) All of the accrued fees and expenses of the Administrative Agent and the Lenders (including the accrued fees and expenses of counsel for the Administrative Agent) shall have been paid in full.

               The Borrowers further agree to pay to the Administrative Agent, for the account of each of the Lenders that has executed and delivered a counterpart of this Letter Amendment to the Administrative Agent on or prior to August 17, 2001 (or advised the Administrative Agent in a manner satisfactory to it that such Lender has executed this Letter Amendment on or prior to such date), an amendment fee equal to 0.25% of each Lender's aggregate Commitments, such amendment fee to be payable on August 17, 2001.

               The effectiveness of this Letter Amendment is further conditioned upon the accuracy of all of the factual matters discussed herein. This Letter Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

               On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment and each reference in the Fox Kids Guarantee to "this Agreement", "hereunder", "hereof" or words of like import referring to the Fox Kids Guarantee, and each reference in the other Loan Documents to "Fox Kids Guarantee ", "thereunder", "thereof" or words of like import referring to the Fox Kids Guarantee, shall mean and be a reference to the Fox Kids Guarantee, as amended by this Letter Amendment.

               The Credit Agreement and the Fox Kids Guarantee, as specifically amended by this Letter Amendment, the Notes and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Letter Amendment. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least one counterpart of this Letter Amendment to the attention of Petal Modeste, Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022-6069, facsimile no. (212) 848-7179.

          This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

       This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York excluding (to the fullest extent a New York court would permit) any rule of law that would cause application of the laws of any jurisdiction other than the State of New York.

                                  Very truly yours,

                                  FCN HOLDING, INC., as Borrower


                                  By: /s/ Mel Woods
                                      ------------------------------------
                                   Name:   Mel Woods
                                   Title:  President


                                  INTERNATIONAL FAMILY
                                  ENTERTAINMENT, INC., as Borrower


                                  By: /s/ Mel Woods
                                      ------------------------------------
                                   Name:   Mel Woods
                                   Title:  President

                                  SABAN ENTERTAINMENT, INC., as Borrower

                                  By: /s/ Stan Golden
                                      ------------------------------------
                                   Name:   Stan Golden
                                   Title:  President

                                  FOX FAMILY MANAGEMENT, LLC

                                  /s/  Haim Saban
                                  ----------------------------------------
                                  By:  Haim Saban, as its Manager

                                  FOX FAMILY PROPERTIES, INC.

                                  By: /s/ Mel Woods
                                      ------------------------------------
                                   Name:   Mel Woods
                                   Title:  President

                                  FOX FAMILY WORLDWIDE, INC.

                                  By: /s/ Mel Woods
                                      ------------------------------------
                                   Name:   Mel Woods
                                   Title:  President


                                  FOX KIDS HOLDINGS, LLC

                                  By:  Fox Family Worldwide, Inc.
                                       as its Managing Member

                                  By: /s/ Mel Woods
                                      ------------------------------------
                                   Name:  Mel Woods, as its Manager


Agreed by each of the following Lenders as of the date first above written:

THE AGENTS AND THE LENDERS

CITICORP USA, INC., as Agent and as Lender

By   /s/  Elizabeth H. Minnella
   -----------------------------------------
 Name: Elizabeth H. Minnella
 Title: Director

SALOMON SMITH BARNEY INC., as Agent

By   /s/  Judith Fishlow Minter
   -----------------------------------------
 Name: Judith Fishlow Minter
 Title: Managing Director

FLEET NATIONAL BANK, as Agent and as Lender

By   /s/  Tanya Crossley
   -----------------------------------------
 Name: Tanya Crossley
 Title: Managing Director

THE CHASE MANHATTAN BANK, as Lender

By   /s/  ILLEGIBLE
   --------------------------------------
 Name:
 Title: Vice President

CHASE SECURITIES, INC., as Agent

By   /s/  Patricia H. Deans
   --------------------------------------
 Name:  Patricia H. Deans
 Title: Managing Director

BANK OF AMERICA, N.A., as Lender

By   /s/  Thomas J. Kane
   --------------------------------------
 Name: Thomas J. Kane
 Title: Principal

THE BANK OF NOVA SCOTIA, as Lender

By   /s/  P.A. Weissenberger
   --------------------------------------
 Name: P.A. Weissenberger
 Title: Authorized Signatory

THE INDUSTRIAL BANK OF JAPAN, LIMITED, as Lender

By   /s/  Steven Savoldelli
   --------------------------------------
 Name: Steven Savoldelli
 Title:  Vice President and Manager

TORONTO-DOMINION (TEXAS), INC., as Lender

By   /s/  Jim Bridwell
   --------------------------------------
 Name: Jim Bridwell
 Title:  Vice President

SOCIETE GENERALE, NEW YORK BRANCH, as
Co-Agent and as Lender

By   /s/ Elaine Khalil
   --------------------------------------
 Name: Elaine Khalil
 Title: Director

THE BANK OF NEW YORK, as Lender

By   /s/ Stephen M. Nettler
   --------------------------------------
 Name: Stephen M. Nettler
 Title: Vice President

BANQUE NATIONALE DE PARIS, as Lender

By   /s/ Nuala Marley
   --------------------------------------
 Name: Nuala Marley
 Title: Director

By   /s/ Aida Kalla
   --------------------------------------
 Name: Aida Kalla
 Title: Director

THE MITSUBISHI TRUST AND BANKING
CORPORATION, LOS ANGELES AGENCY,
as Lender

By   /s/ Toshihiro Hayashi
   --------------------------------------
 Name: Toshihiro Hayashi
 Title: Senior Vice President

THE SUMITOMO MITSUI BANKING CORPORATION, as Lender

By   /s/ Leo E. Pagarigan
   --------------------------------------
 Name: Leo E. Pagarigan
 Title: Vice President

SUNTRUST BANK (f/k/a/ CRESTAR BANK), as
Lender

By   /s/ Thomas C. King, Jr.
   -----------------------------------------
 Name: Thomas C. King, Jr.
 Title: Vice President

THE DAI-ICHI KANGYO BANK, LIMITED, as
Lender

By   /s/ Marvin-Mirel Lazar
   -----------------------------------------
 Name: Marvin-Mirel Lazar
 Title: Vice President

MORGAN GUARANTY TRUST COMPANY
OF NEW YORK, as Lender

By   /s/ ILLEGIBLE
   -----------------------------------------
 Name:
 Title: Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as
Lender

By   /s/ Robert M. Kadlick
   -----------------------------------------
 Name: Robert M. Kadlick
 Title: Duly Authorized Signatory

FIRST HAWAIIAN BANK, as Lender

By   /s/ Jeffrey N. Higashi
   -----------------------------------------
 Name: Jeffrey N. Higashi
 Title: Assistant Vice President

ISRAEL DISCOUNT BANK LIMITED,
LOS ANGELES AGENCY as Lender

By /s/ David Parry
  ----------------------------
 Name:  David Parry
 Title: AVP

                                    CONSENT

          Reference is made to (a) Letter Amendment and Consent No. 8 to the Loan Documents dated as of August 15, 2001 (the "Letter Amendment"; capitalized terms not otherwise defined herein being used herein as defined in the Letter Amendment and in the Credit Agreement referred to therein), and (b) the Second Amended and Restated Credit Agreement dated as of October 28, 1997 (as amended by Letter Amendment No. 1 dated as of November 18, 1997, Letter Amendment No. 2 dated as of April 16, 1998, Amendment and Waiver No. 3 to the Loan Documents dated as of June 29, 1998, Amendment and Waiver No. 4 dated as of May 26, 1999, Amendment and Waiver No. 5 to the Loan Documents dated as of October 26, 1999, Letter Amendment No. 6 dated as of October 26, 1999 and Letter Amendment and Consent No. 7 dated as of July 20, 2001 the "Credit Agreement") among FCN Holding, Inc., International Family Entertainment, Inc., Saban Entertainment, Inc., Fox Family Properties, Inc. and Fox Family Management, LLC (collectively, the "Borrowers"), Fox Kids Holdings, LLC, a Delaware limited liability company ("Holdings"), as Guarantor, the banks, financial institutions and other institutional lenders (collectively, the "Lenders") party to the Credit Agreement, Citicorp USA, Inc., as administrative agent (the "Administrative Agent") for such Lenders and the other Secured Parties referred to therein, and Salomon Smith Barney Inc. (formerly known as Citicorp Securities, Inc.), Chase Securities, Inc. and BankBoston, N.A., as Co-Arrangers for the Facilities referred to therein.

          Each of the undersigned, in its capacity as (a) a Guarantor under the Second Amended and Restated Subsidiaries Guarantee dated October 28, 1997 (the "Subsidiaries Guarantee") in favor of the Secured Parties referred to therein and a Pledgor under the Pledge and Assignment Agreement and/or (b) a Pledgor under the Pledge and Assignment Agreement and/or under one or more of the following Agreements, (i) the Amended and Restated Memorandum of Deposit of Shares of Equity Interests dated October 28, 1997 (the "U.K./Saban U.K. Pledge Agreement") between Saban and the Administrative Agent, (ii) the Amended and Restated Memorandum of Deposit of Shares of Equity Interests dated October 28, 1997 (the "U.K./FKE Pledge Agreement"), among FKE Holdings, Fox Kids Network Europe Holdings, Inc. and the Administrative Agent, (iii) the Deeds of Pledge dated September 4, 1997 and June 24, 1998 (collectively, the "Netherlands Pledge Agreement"), among FKE Holdings, T.V. 10 and the Administrative Agent, (iv) the Amended and Restated Pledge Agreement of Shares dated September 4, 1997 (the "Netherlands Antilles Pledge Agreement"), among Saban, SINV and the Administrative Agent, (v) the Pledge Agreement dated September 4, 1997 (the "German Pledge Agreement") among Saban and the Administrative Agent, (vi) the Deed of Pledge of Shares dated September 4, 1997 (the "French/Fox Kids Pledge Agreement"), among FKE Holdings, Fox Kids Network, Fox Kids France SARL and the Administrative Agent and (vii) the Deed of Pledge of Shares dated September 4, 1997 (together with the U.K./Saban U.K. Pledge Agreement, the U.K./FKE Pledge Agreement, the Netherlands Pledge Agreement, the Netherlands Antilles Pledge Agreement, the German Pledge Agreement and the French/Fox Kids Pledge Agreement, the "Foreign Subsidiary Pledge Agreements"), among Saban, Saban International Paris SARL and the Administrative Agent, hereby consents to the execution, delivery and performance of the Letter Amendment and agrees that:

       (A) each of the Subsidiaries Guarantee, the Pledge and Assignment Agreement, the Foreign Subsidiary Pledge Agreements and the other Collateral Documents to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the effective of the Letter Amendment, except that, on and after such effective date each reference to "the Credit Agreement", "thereunder", "thereof", "therein" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Letter Amendment; and

       (B) as of the effective date of the Letter Amendment, the Pledge and Assignment Agreement and the Foreign Subsidiary Pledge Agreements to which it is a party and all of the Collateral of such Person described therein do, and shall continue to, secure the payment of all of the Secured Obligations.

          This Consent shall be governed by, and construed in accordance with, the laws of the State of New York, excluding (to the fullest extent a New York court would permit) any rule of law that would cause application of the laws of any jurisdiction other than the State of New York.

          Delivery of an executed counterpart of a signature page of this Consent by telecopier shall be effective as the delivery of a manually executed counterpart of this Consent.

                                              ANGEL GROVE PRODUCTIONS, INC.

                                              By: /s/ Stan Golden
                                                  ------------------------------
                                               Name:         Stan Golden
                                               Title:        President

                                              BUGBOY PRODUCTIONS, INC.

                                              By: /s/ Stan Golden
                                                  ------------------------------
                                               Name:         Stan Golden
                                               Title:        President

                                              CYBERPROD, INC.

                                              By: /s/ Stan Golden
                                                  ------------------------------
                                               Name:         Stan Golden
                                               Title:        President

                                              FOX KIDS EUROPE HOLDINGS, INC.

                                              By: /s/ Stan Golden
                                                  ------------------------------
                                               Name:         Stan Golden
                                               Title:        President

                                            FOX KIDS (LATIN AMERICA), INC.

                                            By: /s/ Mel Woods
                                                --------------------------------
                                             Name:        Mel Woods
                                             Title:       President

                                            FOX KIDS WORLDWIDE, L.L.C.

                                            By: Fox Kids Holdings, LLC,
                                                  as Managing Member
                                            By: Fox Family Worldwide, Inc.,
                                                  as Managing Member

                                            By: /s/ Mel Woods
                                                --------------------------------
                                             Name:    Mel Woods, as its Manager

                                            INTERPROD, INC.

                                            By: /s/ Stan Golden
                                                --------------------------------
                                             Name:         Stan Golden
                                             Title:        President

                                            KIDS ROCK, INC.

                                            By: /s/ Stan Golden
                                                --------------------------------
                                             Name:         Stan Golden
                                             Title:        President

                                            LAUREL WAY PRODUCTIONS, INC.

                                            By: /s/ Stan Golden
                                                --------------------------------
                                             Name:         Stan Golden
                                             Title:        President

                                            MMPR PRODUCTIONS, INC.

                                            By: /s/ Stan Golden
                                                --------------------------------
                                             Name:         Stan Golden
                                             Title:        President

                                            POCKET PRODUCTIONS, INC.

                                            By: /s/ Stan Golden
                                                --------------------------------
                                             Name:        Stan Golden
                                             Title:       President

                                            SABAN DOMESTIC SERVICES, INC.

                                            By: /s/ Stan Golden
                                                --------------------------------
                                             Name:         Stan Golden
                                             Title:        President

                                            SABAN FOODS, INC.

                                            By: /s/ Stan Golden
                                                --------------------------------
                                             Name:         Stan Golden
                                             Title:        President

                                            SABAN INTERNATIONAL SERVICES, INC.

                                            By: /s/ Stan Golden
                                                --------------------------------
                                             Name:         Stan Golden
                                             Title:        President

                                            SABAN MERCHANDISING, INC.

                                            By: /s/ Stan Golden
                                                --------------------------------
                                             Name:         Stan Golden
                                             Title:        President

                                            SANDSCAPE, INC.

                                            By: /s/ Stan Golden
                                                --------------------------------
                                             Name:          Stan Golden
                                             Title:         President

                                            TEEN DREAM PRODUCTIONS, INC.

                                            By: /s/ Stan Golden
                                                --------------------------------
                                             Name:         Stan Golden
                                             Title:        President

                                            MELVILLE PRODUCTIONS, INC.

                                            By: /s/ Stan Golden
                                                --------------------------------
                                             Name:         Stan Golden
                                             Title:        President

                                           FCNH SUB, INC.

                                           By: /s/ Mel Woods
                                               ---------------------------------
                                            Name:        Mel Woods
                                            Title:       President

                                           FOX CHILDREN'S PRODUCTIONS, INC.

                                           By: /s/ Mel Woods
                                               ---------------------------------
                                            Name:        Mel Woods
                                            Title:       President

                                           FOX CHILDREN'S NETWORK, INC.

                                           By: /s/ Mel Woods
                                               ---------------------------------
                                            Name:        Mel Woods
                                            Title:       President

                                           STORYMAKERS, INC.

                                           By: /s/ Mel Woods
                                               ---------------------------------
                                            Name:        Mel Woods
                                            Title:       President

                                           FOX KID'S MUSIC, INC.

                                           By: /s/ Mel Woods
                                               ---------------------------------
                                            Name:        Mel Woods
                                            Title:       President

                                           FOX CHILDREN'S MUSIC, INC.

                                           By: /s/ Mel Woods
                                               ---------------------------------
                                            Name:        Mel Woods
                                            Title:       President

                                           FAMILY DEVELOPMENT CORP.

                                           By: /s/ Mel Woods
                                               ---------------------------------
                                            Name:        Mel Woods
                                            Title:       President

                                               FAMILY GAME SHOWS, INC.

                                               By: /s/ Mel Woods
                                                   -----------------------------
                                                Name:        Mel Woods
                                                Title:       President

                                               GAME TV, INC.

                                               By: /s/ Mel Woods
                                                   -----------------------------
                                                Name:        Mel Woods
                                                Title:       President

                                               THE SERENADE THEATRE
                                               COMPANY, INC.
                                                f/k/a CALVIN GILMORE
                                                    PRODUCTIONS, INC.

                                               By: /s/ Mel Woods
                                                   -----------------------------
                                                Name:        Mel Woods
                                                Title:       President

                                               GILMORE ACQUISITION CORP.

                                               By: /s/ Mel Woods
                                                   -----------------------------
                                                Name:        Mel Woods
                                                Title:       President

                                               HOME PRODUCTIONS, INC.

                                               By: /s/ Mel Woods
                                                   -----------------------------
                                                Name:        Mel Woods
                                                Title:       President

                                               MTM ACQUISITION COMPANY, INC.

                                               By: /s/ Mel Woods
                                                   -----------------------------
                                                Name:        Mel Woods
                                                Title:       President

                                               MTM ENTERPRISES, INC.

                                               By: /s/ Mel Woods
                                                   -----------------------------
                                                Name:        Mel Woods
                                                Title:       President

                                              MTM ENTERTAINMENT, INC.

                                              By: /s/ Mel Woods
                                                  ------------------------------
                                               Name:        Mel Woods
                                               Title:       President

                                              MTM HOLDING COMPANY, INC.

                                              By: /s/ Mel Woods
                                                  ------------------------------
                                               Name:        Mel Woods
                                               Title:       President

                                              PRETENDER PRODUCTIONS, INC.

                                              By: /s/ Mel Woods
                                                  ------------------------------
                                               Name:        Mel Woods
                                               Title:       President

                                              UNITED STATES FAMILY
                                              ENTERTAINMENT, INC.

                                              By: /s/ Mel Woods
                                                  ------------------------------
                                               Name:        Mel Woods
                                               Title:       President

                                              RED CHECK, INC.

                                              By: /s/ Mel Woods
                                                  ------------------------------
                                               Name:        Mel Woods
                                               Title:       President

                                              PLAZA PICTURES, INC.

                                              By: /s/ Stan Golden
                                                  ------------------------------
                                               Name:        Stan Golden
                                               Title:       President

                                              PAPER GARDENS, INC.

                                              By: /s/ Mel Woods
                                                  ------------------------------
                                               Name:        Mel Woods
                                               Title:       President

                                             WEBSTER PARK, INC.

                                             By: /s/ Mel Woods
                                                 -------------------------------
                                              Name:        Mel Woods
                                              Title:       President

                                             APRIL PARK, INC.

                                             By: /s/ Mel Woods
                                                 -------------------------------
                                              Name:        Mel Woods
                                              Title:       President

                                             FAMILY SATELLITE BROADCASTING
                                             SERVICES, INC.

                                             By: /s/ Mel Woods
                                                 -------------------------------
                                              Name:        Mel Woods
                                              Title:       President

                                             F.F.P. WEST, L.L.C.

                                             /s/ Mel Woods
                                             -----------------------------------
                                             By:     Mel Woods, as its Manager

                                             FIRST PAPER, INC.

                                             By: /s/ Mel Woods
                                                 -------------------------------
                                              Name:        Mel Woods
                                              Title:       President

                                             FOX FAMILY MUSIC, L.L.C.

                                             /s/ Mel Woods
                                             -----------------------------------
                                             By:     Mel Woods, as its Manager

                                             FOX FAMILY MUSIC, INC.

                                             By: /s/ Stan Golden
                                              ----------------------------------
                                              Name:        Stan Golden
                                              Title:       President

                                             FOX FAMILY POST PRODUCTION, INC.

                                             By: /s/ Stan Golden
                                                 -------------------------------
                                              Name:        Stan Golden
                                              Title:       President

                                        FOX FAMILY POST PRODUCTION, L.L.C.

                                        /s/ Mel Woods
                                        ----------------------------------------
                                        By:     Mel Woods, as its Manager

                                        FOX FAMILY RECORDING ARTISTS, INC.

                                        By: /s/ Mel Woods
                                            ------------------------------------
                                         Name:        Mel Woods
                                         Title:       President

                                        HOPSCOTCH PRODUCTIONS, INC.

                                        By: /s/ Mel Woods
                                            ------------------------------------
                                         Name:        Mel Woods
                                         Title:       President

                                        MONUMENT PRODUCTIONS, INC.

                                        By: /s/ Mel Woods
                                            ------------------------------------
                                         Name:        Mel Woods
                                         Title:       President

                                        KID GUMBO PRODUCTIONS, INC.

                                        By: /s/ Mel Woods
                                            ------------------------------------
                                         Name:        Mel Woods
                                         Title:       President

                                        FOX KIDS TOURING, L.L.C.

                                        /s/ Mel Woods
                                        ----------------------------------------
                                        By:     Mel Woods, as its Manager

                                        FOX LATIN PRODUCTIONS, INC.

                                        By: /s/ Mel Woods
                                            ------------------------------------
                                         Name:        Mel Woods
                                         Title:       President

                                        FOX KIDS SPC1, INC.

                                        By: /s/ Stan Golden
                                            ------------------------------------
                                         Name:        Stan Golden
                                         Title:       President

                                        FOX KIDS SPC2, INC.

                                        By: /s/ Stan Golden
                                            ------------------------------------
                                         Name:        Stan Golden
                                         Title:       President

                                        TEEN QUEST PRODUCTIONS, INC.

                                        By: /s/ Mel Woods
                                            ------------------------------------
                                         Name:        Mel Woods
                                         Title:       President

                                        MAGIC HAT PRODUCTIONS, INC.

                                        By: /s/ Stan Golden
                                            ------------------------------------
                                         Name:        Stan Golden
                                         Title:       President

                                        FOX KIDS CUP, L.L.C

                                        By: /s/ Mel Woods
                                            ------------------------------------
                                         Name:        Mel Woods, as its Manager


                                        FOX FAMILY PROPERTIES STUDIO, L.L.C.

                                        By:   /s/ Mel Woods
                                            ------------------------------------
                                         Name:        Mel Woods, as its Manager